Section 906 Certificate
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Andrew Butcher, the Chief Executive Officer of Luxfer Holdings PLC, a public limited company incorporated under English law (the “Company”), do hereby certify, to my knowledge, that:
•the Annual Report on Form 10-K for the year ended December 31, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2025	/s/ ANDREW BUTCHER
Andrew Butcher Chief Executive Officer